UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40202	88-0490034
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Ave. Munoz Rivera Ste 2200 San Juan, PR	00901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 466-9152

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On December 2, 2025, Red Cat Holdings, Inc. (the “Company”) appointed Christian Ericson, the Company’s Chief Financial Officer, as the Company’s Chief Operating Officer. In connection with this appointment, Mr. Ericson resigned as the Company’s Chief Financial Officer, effective as of December 2, 2025.

Mr. Ericson, age 48, has served as the Chief Financial Officer of the Company since March 11, 2025. Prior to his appointment as the Company’s Chief Financial Officer, Mr. Ericson served as the Head of Finance and Accounting at Western Steel Buildings, where he played a pivotal role in scaling financial operations and optimizing compliance and governance structures to support rapid business growth. Mr. Ericson’s experience also includes 11 years with PricewaterhouseCoopers, and senior finance roles at Nu Skin Enterprises, where he served as Chief Audit Executive, VP of Business Development, and VP of Finance for its agriculture technology division. Mr. Ericson is a Certified Public Accountant and has a Master of Accountancy degree and Bachelor of Science in Accountancy degree from Brigham Young University.

In connection with his appointment as Chief Operating Officer, Mr. Ericson’s annual base salary was increased from $230,000 to $260,000, and Mr. Ericson received a one-time equity award issued under the Company’s 2024 Equity Incentive Plan, consisting of 25,000 time-based restricted stock units, which will vest (subject to Mr. Ericson’s continuous employment) 50% on March 17, 2026, and 50% on March 17, 2027. Mr. Ericson will continue to participate in the Company’s 2024 Equity Incentive Plan and will be entitled to employee benefits that similarly situated employees receive.

There are no other arrangements or understandings between Mr. Ericson and any other person pursuant to which he was appointed to the position of Chief Operating Officer of the Company, and Mr. Ericson is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K. There is no family relationship between Mr. Ericson and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company.

Appointment of Chief Financial Officer

On December 2, 2025, the Company appointed Christian Morrison, age 43, as the Company’s Chief Financial Officer. Prior to joining Red Cat, Mr. Morrison held several key financial leadership positions. Mr. Morrison served as Vice President, Finance, and Interim Chief Financial Officer at Skullcandy, Inc. (ticker: SKUL) (2018-2025) where he played a pivotal role in the strategic transition from public to private governance. Prior to his time at Skullcandy, Mr. Morrison was a financial leader at Varex Imaging, Inc. (2016-2018) as Director of SEC Reporting and Technical Accounting where he was instrumental in the carve-out of Varex Imaging, Inc. as a separate public company from Varian Medical Systems Inc. Mr. Morrison’s experience also includes seven years at Ernst and Young (2005 – 2010, 2013-2014) in its Assurance Practice. In between roles at Earnest & Young, Mr. Morrison worked for Overstock.com as an SEC Reporting and Technical Accounting Manager (2010-2013). Mr. Morrison is a Certified Public Accountant and holds a Bachelor of Science in Accountancy from Brigham Young University.

Mr. Morrison will be eligible to participate in the Company’s 2024 Equity Incentive Plan, will have the opportunity to receive awards in such amounts and pursuant to such terms as determined by the Company’s board of directors or Compensation Committee, and will be entitled to employee benefits that similarly situated employees receive. Mr. Morrison is also expected to enter into the Company’s standard indemnification agreement in substantially the same form that the Company entered with its other directors and officers, the form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, which was filed on September 17, 2021 with the SEC, and is incorporated herein by reference.

In connection with Mr. Morrison’s appointment, the Company entered into an Offer Letter with Mr. Morrison pursuant to which Mr. Morrison’s annual salary will be $230,000 and he will be eligible to receive an annual bonus of up to 150% of his annual salary upon the achievement of goals and objectives to be determined by the Compensation Committee of the Board of Directors of the Company.

In connection with his appointment, Mr. Morrison received a one-time equity award issued under the Company’s 2024 Equity Incentive Plan, consisting of 30,150 restricted shares of common stock, which will vest (subject to Mr. Morrison’s continuous employment) 50% upon the first anniversary of his hire date, and 50% upon the second anniversary of his hire date.

There are no other arrangements or understandings between Mr. Morrison and any other person pursuant to which he was appointed to the position of Chief Financial Officer of the Company, and Mr. Morrison is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K. There is no family relationship between Mr. Morrison and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company.

Item 7.01 Regulation FD Disclosure.

On December 2, 2025, the Company issued a press release in relation to the above referenced management changes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: December 2, 2025	By:	/s/ Jeffrey M. Thompson
	Name:	Jeffrey M. Thompson
	Title:	Chief Executive Officer

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